                   AmeriCredit Automobile Receivables Trust 1997-D
                         Class A-1 5.800% Asset Backed Notes
                      Class A-2 Floating Rate Asset Backed Notes
                         Class A-3 6.240% Asset Backed Notes
                          Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 11, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:     03/01/98
Monthly Period Ending:        03/31/98

I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      A.  Beginning of period Aggregate Principal Balance                                                             $378,411,487
                                                                                                                      ------------

      B.  Purchase of Subsequent Receivables                                                                                     0
                                                                                                                      ------------

      C.  Monthly Principal Amounts

          (1)  Collections on Receivables outstanding
                 at end of period                                                                        11,033,277
                                                                                                       ------------
          (2)  Collections on Receivables paid off
                 during period                                                                            2,708,364
                                                                                                       ------------
          (3)  Receivables becoming Liquidated Receivables
                 during period                                                                            2,428,716
                                                                                                       ------------
          (4)  Receivables becoming Purchased Receivables
                 during period
                                                                                                       ------------
          (5)  Cram Down Losses occurring during period
                                                                                                       ------------
          (6)  Other Receivables adjustments                                                                  6,014
                                                                                                       ------------
          (7)  Less amounts allocable to Interest                                                        (5,872,335)
                                                                                                       ------------

          Total Monthly Principal Amounts                                                                               10,304,036
                                                                                                                      ------------

      D.  End of period Aggregate Principal Balance                                                                   $368,107,451
                                                                                                                      ------------
                                                                                                                      ------------

      E.  Pool Factor                                                                                                   92.027022%
                                                                                                                      ------------
                                                                                                                      ------------

II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                           Class A-1     Class A-2       Class A-3        TOTAL
                                                                           ---------     ---------       ---------        -----
      A.  Beginning of period Note Balance                                $63,851,329  $182,000,000    $123,000,000   $368,851,329
                                                                         ---------------------------------------------------------

      B.  Noteholders' Principal Distributable Amount                      10,304,036             0               0     10,304,036
      C.  Noteholders' Accelerated Principal Amount                         1,730,901             0               0      1,730,901
      D.  Accelerated Payment Amount Shortfall                                 18,622             0               0         18,622
      E.  Note Prepayment Amount                                                    0             0               0              0
      F.  Deficiency Claim Amount                                                   0             0               0              0
                                                                         ---------------------------------------------------------


      G.  End of period Note Balance                                      $51,797,770  $182,000,000    $123,000,000   $356,797,770
                                                                         ---------------------------------------------------------
                                                                         ---------------------------------------------------------

      H.  Note Pool Factors                                                54.523968%   100.000000%     100.000000%     89.199443%
                                                                         ---------------------------------------------------------
                                                                         ---------------------------------------------------------


                                        1


III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A.  Beginning of period Pre-Funding Account balance                                                                       $0
                                                                                                                      ------------
      B.  Purchase of Subsequent Receivables                                                                      0
                                                                                                       ------------
      C.  Investment Earnings                                                                                     0
                                                                                                       ------------
      D.  Investment Earnings Transfer to Collections Account                                                     0
                                                                                                       ------------
      E.  Payment of Mandatory Prepayment Amount
                                                                                                       ------------

                                                                                                                                 0
                                                                                                                      ------------
      F.  End of period Pre-Funding Account balance                                                                             $0
                                                                                                                      ------------
                                                                                                                      ------------

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.  Total Monthly Principal Amounts                                                                              $10,304,036
                                                                                                                      ------------
      B.  Required Pro-forma Security Balance                                                           331,296,706
                                                                                                       ------------
      C.  Pro-forma Security Balance (Assuming 100% Paydown of Total
          Monthly Principal Amounts)                                                                    358,547,293
                                                                                                       ------------
      D.  Step-down Amount (B. - C.)                                                                                             0
                                                                                                                      ------------
      E.  Principal Distributable Amount (A.- D.)                                                                      $10,304,036
                                                                                                                      ------------
                                                                                                                      ------------

V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.  Beginning of period Capitalized Interest Account balance                                                              $0
                                                                                                                      ------------
      B.  Monthly Capitalized Interest Amount                                                                     0
                                                                                                       ------------
      C.  Investment Earnings                                                                                     0
                                                                                                       ------------
      D.  Investment Earnings Transfer to Collections Account                                                     0
                                                                                                       ------------
      E.  Payment of Overfunded Capitalized Interest Amount                                                       0
                                                                                                       ------------
      F.  Payment of Remaining Capitalized Interest Account                                                       0
                                                                                                       ------------
                                                                                                                                 0
                                                                                                                      ------------
      G.  End of period Capitalized Interest Account balance                                                                    $0
                                                                                                                      ------------
                                                                                                                      ------------

VI.   RECONCILIATION OF COLLECTION ACCOUNT:

      A.  Available Funds:

          (1)  Collections on Receivables during period
                 (net of Liquidation Proceeds)                                                          $13,741,641
                                                                                                       ------------
          (2)  Liquidation Proceeds collected
                 during period                                                                            1,012,823
                                                                                                       ------------
          (3)  Purchase Amounts deposited in Collection
                 Account
                                                                                                       ------------
          (4)(a) Investment Earnings - Collection Account                                                    35,708
                                                                                                       ------------
             (b) Investment Earnings - Transfer From Prefunding Account                                           0
                                                                                                       ------------
             (c) Investment Earnings - Transfer From Capitalized Interest
                 Account                                                                                          0
                                                                                                       ------------
          (5)  Collection of Supplemental Servicing Fees
             (a) Extension Fees                                                                               7,535
                                                                                                       ------------
             (b) Repo and Recovery Fees Advanced                                                             52,224
                                                                                                       ------------
             (c) Other Fees                                                                                  57,036
                                                                                                       ------------
          (6)  Monthly Capitalized Interest Amount                                                                0
                                                                                                       ------------
          (7)  Mandatory Prepayment Amount
                                                                                                       ------------

          Total Available Funds                                                                                         14,906,967
                                                                                                                      ------------

      B.  Distributions:

          (1)  Base Servicing Fee and Supplemental Servicing Fees
             (a) Base Servicing Fee                                                                         707,157
                                                                                                       ------------
             (b) Repo and Recovery Fees                                                                      52,224
                                                                                                       ------------
             (c) Other Fees                                                                                  57,036
                                                                                                       ------------
          (2)  Agent fees                                                                                     2,365
                                                                                                       ------------
          (3)  Noteholders' Interest Distributable Amount
             (a) Class A - 1                                                                                329,189
                                                                                                       ------------
             (b) Class A - 2                                                                                942,760
                                                                                                       ------------
             (c) Class A - 3                                                                                639,600
                                                                                                       ------------

          (4)  Noteholders' Principal Distributable Amount
             (a) Class A - 1                                                                             10,304,036
                                                                                                       ------------
             (b) Class A - 2                                                                                      0
                                                                                                       ------------
             (c) Class A - 3                                                                                      0
                                                                                                       ------------

          (5)  Security Insurer Premiums                                                                    141,699
                                                                                                       ------------

          Total distributions                                                                                           13,176,066
                                                                                                                      ------------

      C.  Excess Available Funds (or Deficiency Claim Amount)                                                            1,730,901
                                                                                                                      ------------

      D.  Noteholders' Accelerated Principal Amount                                                                     (1,730,901)
                                                                                                                      ------------

      E.  Deposit to Spread Account                                                                                             $0
                                                                                                                      ------------
                                                                                                                      ------------


                                        2


VII.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A.  Excess Available Funds (VI.C.)                                                                 $1,730,901
                                                                                                       ------------
      B.  Pro Forma Security Balance (II.A.-II.B.)                                                      358,547,293
                                                                                                       ------------
      C.  Required Pro Forma Security Balance (90% x (I.D.+III.F.)                                      331,296,706
                                                                                                       ------------
      D.  Excess of Pro Forma Balance over Required Balance (B. - C.)                                    27,250,587
                                                                                                       ------------
      E.  End of Period Class A-1 Note Balance (before accel. payments)                                  53,547,293
                                                                                                       ------------
      F.  Greater of D. or E.                                                                            53,547,293
                                                                                                       ------------
      G.  Accelerated Principal Amount (lesser of A. or F.)                                                             $1,730,901
                                                                                                                      ------------

VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.  Pro Forma Security Balance                                                                   $358,547,293
                                                                                                       ------------
      B.  Required Pro Forma Security Balance                                                           331,296,706
                                                                                                       ------------
      C.  Excess of Pro Forma Balance over Required Balance (A. - B.)                                    27,250,587
                                                                                                       ------------
      D.  End of Period Class A-1 Note Balance (before accel. payments)                                  53,547,293
                                                                                                       ------------
      E.  Greater of C. or D.                                                                            53,547,293
                                                                                                       ------------
      F.  Excess Available Funds (VI.C.)                                                                  1,730,901
                                                                                                       ------------
      G.  Investment Earnings on Collection Account                                                          35,708
                                                                                                       ------------
      H.  Accelerated Payment Amount Shortfall (E.- F.+G.)                                                             $51,852,100
                                                                                                                      ------------

IX.   RECONCILIATION OF SPREAD ACCOUNT:

      A.  Beginning of period Spread Account balance                                                                    $3,999,993
                                                                                                                      ------------

      B.  Additions to Spread Account
          (1)  Deposits from Collections Account (VI. E.)                                                         0
                                                                                                       ------------
          (2)  Investment Earnings                                                                           18,622
                                                                                                       ------------
          (3)  Deposits Related to Subsequent Receivables Purchases                                               0
                                                                                                       ------------

          Total Additions                                                                                                   18,622
                                                                                                                      ------------

      C.  Less Deficiency Claim Amount
                                                                                                                      ------------

      D.  Spread Account balance available for withdrawals                                                               4,018,615
                                                                                                                      ------------

      E.  Requisite Amount of Spread Account
          (1)  Initial Spread Account Deposit                                                            $3,249,993
                                                                                                       ------------
          (2)  Subsequent Spread Account Deposits                                                           750,000
                                                                                                       ------------
          (3)  Total Initial & Subsequent Spread Account Deposits
                  (1)+(2)                                                                                 3,999,993
                                                                                                       ------------
          (4)  $100,000                                                                                     100,000
                                                                                                       ------------
          (5)  2% of Original Pool Balance (total deliveries)                                             7,999,986
                                                                                                       ------------
          (6)  End of period Note Balance (before accel. principal
                  shortfall calc)                                                                       356,816,392
                                                                                                       ------------
          (7)  Lesser of (5) or (6)                                                                       7,999,986
                                                                                                       ------------
          (8)  Floor Amount Greater of (4) or (7)                                                         7,999,986
                                                                                                       ------------
          (9)  Aggregate Principal Balance                                                              368,107,451
                                                                                                       ------------
          (10) End of period Note Balance (before accel. principal
                  shortfall calc)                                                                       356,816,392
                                                                                                       ------------
          (11) Line (9) less line (10)                                                                   11,291,059
                                                                                                       ------------
          (12) OC level (11) / (9)                                                                            3.07%
                                                                                                       ------------
          (13) 13% less OC level, if OC level is greater than 10%                                              n/a
                                                                                                       ------------
          (14) If OC level is equal to or greater than 10%, Percent in
                  (13) x End of Period Aggregate Principal Balance                                             n/a
                                                                                                       ------------
          (15) If OC level is less than 10%, 1% of Original Pool Balance
                  (total deliveries)                                                                      3,999,993
                                                                                                       ------------
          (16) 15% of end of period Aggregate Principal Balance if Trigger
                  Date                                                                                         n/a
                                                                                                       ------------

          Requisite Amount of Spread Account (either (3), (8), (14), (15),
             or (16) as applicable)                                                                                      3,999,993
                                                                                                                      ------------

      F.  Withdrawals from Spread Account
          (1)  Priority Second through Third
                                                                                                       ------------
          (2)  Priority Fourth - Accelerated Payment Amount Shortfall                    51,852,100
                                                                                       ------------
                  Accelerated Payment Amount Shortfall in Excess of
                     Requisite Amount                                                                        18,622
                                                                                                       ------------
          (3)  Priority Fifth through Sixth
                                                                                                       ------------
          (4)  Priority Seventh - to Servicer
                                                                                                       ------------

          Total withdrawals                                                                                                 18,622
                                                                                                                      ------------


      G.  End of period Spread Account balance                                                                          $3,999,993
                                                                                                                      ------------


                                        3


X.    MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.  Beginning of period number of Receivables                                                                         31,675
                                                                                                                      ------------

      B.  Number of Subsequent Receivables Purchased                                                                             0
                                                                                                                      ------------

      C.  Number of Receivables becoming Liquidated
               Receivables during period                                                                                       194
                                                                                                                      ------------

      D.  Number of Receivables becoming Purchased
               Receivables during period
                                                                                                                      ------------

      E.  Number of Receivables paid off during period                                                                         249
                                                                                                                      ------------

      F.  End of period number of Receivables                                                                               31,232
                                                                                                                      ------------


XI.   STATISTICAL DATA:

      A.  Weighted Average APR of the Receivables                                                                           19.29%
                                                                                                                      ------------

      B.  Weighted Average Remaining Term of the Receivables                                                                 50.54
                                                                                                                      ------------

      C.  Average Receivable Balance                                                                                       $11,786
                                                                                                                      ------------

      D.  Aggregate Realized Losses                                                                                     $3,310,975
                                                                                                                      ------------



By:
          -----------------------------------------
Name:     Preston A. Miller
          -----------------
Title:    Senior Vice President and Treasurer
          -----------------------------------
Date:     April 2, 1998
          -------------

                  AmeriCredit Automobile Receivables Trust 1997-D
                        Class A-1 5.800% Asset Backed Notes
                     Class A-2 Floating Rate Asset Backed Notes
                        Class A-3 6.240% Asset Backed Notes
                               Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 11, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:     03/01/98
Monthly Period Ending:        03/31/98


I.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                           Class A-1     Class A-2       Class A-3        TOTAL
                                                                           ---------      ---------      ---------        -----
      A.  Preliminary End of period Note Balance                          $51,797,770  $182,000,000    $123,000,000   $356,797,770
                                                                         ---------------------------------------------------------

      B.  Deficiency Claim Amount                                                   0             0               0              0

      C.  End of period Note Balance                                      $51,797,770  $182,000,000    $123,000,000   $356,797,770
                                                                         ---------------------------------------------------------
                                                                         ---------------------------------------------------------

      D.  Note Pool Factors                                                54.523968%   100.000000%     100.000000%     89.199443%
                                                                         ---------------------------------------------------------
                                                                         ---------------------------------------------------------

II.   RECONCILIATION OF SPREAD ACCOUNT:

      A.  Preliminary End of period Spread Account balance                                                              $3,999,993
                                                                                                                       -----------

      B.  Priority First - Deficiency Claim Amount from preliminary
             certificate                                                                                                         0
                                                                                                                       -----------

      C.  End of period Spread Account balance                                                                          $3,999,993
                                                                                                                       -----------

X.    PERFORMANCE TESTS:

      A.  Delinquency Ratio
          (1)  Receivables with Scheduled Payment
                 delinquent more than 60 days
                 at end of period                                                                        $5,777,868
                                                                                                        -----------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 60
                 days at end of period
                                                                                                        -----------
          (3)  Beginning of period Principal Balance                                                    378,411,487
                                                                                                        -----------
          (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                      1.53%
                                                                                                                       -----------
          (5)  Previous Monthly Period Delinquency Ratio                                                                     1.47%
                                                                                                                       -----------
          (6)  Second previous Monthly Period Delinquency Ratio                                                              1.14%
                                                                                                                       -----------
          (7)  Average Delinquency Ratio (4)+(5)+(6)
                 divided by 3                                                                                                1.38%
                                                                                                                       -----------
          (8)  Compliance (Delinquency Test Failure is a
                 Delinquency Ratio equal to or greater than 5.00%)                                                         yes
                                                                                                                       -----------


                                        1


      B.  Cumulative Default Rate
          (1)  Defaulted Receivables in Current Period                                                   $3,508,988
                                                                                                        -----------
          (2)  Cumulative Defaulted Receivables Including
                 Defaulted Receivables in Current Period                                                 11,126,615
                                                                                                        -----------
          (3)  Original Pool Balance                                                                    399,999,306
                                                                                                        -----------
          (4)  Cumulative Default Rate (2) divided by (3)                                                                    2.78%
                                                                                                                       -----------
          (5)  Compliance (Default Test Failure is a Cumulative
                 Default Rate equal to or greater than 8.74%.)                                                             yes
                                                                                                                       -----------
      C.  Cumulative Net Loss Rate
          (1)  Receivables becoming Liquidated Receivables during period                                 $2,428,716
                                                                                                        -----------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30 days at end of period
                                                                                                        -----------
          (3)  Cram Down Losses occurring during period
                                                                                                        -----------
          (4)  Liquidation Proceeds collected during period                                              (1,012,823)
                                                                                                        -----------
          (5)  Net Losses during period (1)+(2)+(3)-(4)                                                   1,415,893
                                                                                                        -----------
          (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                                1,895,082
                                                                                                        -----------
          (7)  50% of Receivables with Scheduled Payment delinquent
                 more than 90 days at end of period                                                       2,400,372
                                                                                                        -----------
          (8)  Original Aggregate Principal Balance plus Pre-Funded Amount
                 as of the Closing Date                                                                 400,000,000
                                                                                                        -----------
          (9)  Cumulative Net Loss Rate (5)+(6)+(7)
                 divided by (8)                                                                                              1.43%
                                                                                                                       -----------
          (10) Compliance (Net Loss Test Failure is a
                 Net Loss Rate equal to or greater than 5.00%.)                                                            yes
                                                                                                                       -----------

      D.  Extension Rate
          (1)  Principal Balance of Receivables extended during
                 current period                                                                           2,414,988
                                                                                                        -----------
          (2)  Beginning of Period Aggregate Principal Balance                                          378,411,487
                                                                                                        -----------
          (3)  Extension Rate (1) divided by (2)                                                                             0.64%
                                                                                                                       -----------
          (4)  Previous Monthly Extension Rate                                                                               0.23%
                                                                                                                       -----------
          (5)  Second previous Monthly Extension Rate                                                                        0.11%
                                                                                                                       -----------
          (6)  Average Extension Rate (3)+(4)+(5)
                 divided by 3                                                                                                0.33%
                                                                                                                       -----------
          (7)  Compliance (Extension Test Failure is an
                 Extension Rate equal to or greater than 4%.)                                                              yes
                                                                                                                       -----------

XI.   DELINQUENCY:

      A.  Receivables with Scheduled Payment delinquent
          (1)  31-60 days                                                           #         1,607     $19,898,908          5.26%
                                                                                     ---------------------------------------------
          (2)  61-90 days                                                                       317       3,981,582          1.05%
                                                                                     ---------------------------------------------
          (3)  over 90 days                                                                     138       1,796,286          0.47%
                                                                                     ---------------------------------------------

          Receivables with Scheduled Payment delinquent
            more than 30 days at end of period                                                2,062     $25,676,776          6.79%
                                                                                     ---------------------------------------------
                                                                                     ---------------------------------------------



By:
          -----------------------------------
Name:     Preston A. Miller
          -----------------
Title:    Senior Vice President and Treasurer
          -----------------------------------
Date:     April 3, 1998
          -------------


                                        2